                                                                    EXHIBIT 21.1

                       SUBSIDIARIES OF THE COMPANY

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
1021 CENTRAL EXPRESSWAY SOUTH,             TX
  LTD.
1996 DFW OFFICE, INC.                      DE   TEXAS                            1996 DFW OFFICE I, INC.
51ST AND BUCKEYE, L.L.C.                   AZ
56TH AND WARNER G.P., L.L.C.               AZ
56TH AND WARNER LIMITED                    DE
  PARTNERSHIP
5950 SHERRY LANE LIMITED PARTNER,          TX
  LTD.
ACACIA COURT LLC                           AZ
AEW #10 CORPORATION                        MA
ALAMO QUARRY MARKET, LTD.                  TX   TEXAS                            ALAMO QUARRY MARKET
AMB-TC SOUTHRIVER PARK NJ L.L.C.           DE
AUSTIN RETAIL INVESTMENT, INC.             DE
BC PLAZA II/III, LTD.                      TX
BLUE ROCK CONSTRUCTION, INC. F/K/          DE
  A BLUE ROCK CONSTRUCTION GROUP,
  INC.
BROADVIEW CENTRAL TEXAS, LTD.              TX
BURLESON-STASSNEY LAND II, LTD.            TX
BURLESON-STASSNEY LAND III, LTD.           TX
BURLESON-STASSNEY LAND, LTD.               TX
CEMENTVILLE, L.P.                          TX
CH-NORTHWEST PLACE ONE, LTD.               TX
CH-NORTHWEST PLACE TWO, LTD.               TX
CH-NWP 2, INC.                             DE
CH-NWP, INC.                               DE
CH-YORKTOWN, INC.                          DE
CHALLENGER CONSTRUCTION COMPANY            DE
COLLINS CROSSING II, LTD.                  TX
COLLINS CROSSING, LTD.                     TX
COMMERCE EXECUTIVE VI, L.P.                TX
CONSTRUCTION CORP. OF THE                  CO
  ROCKIES, INC.
CORVUS CONSTRUCTION SERVICES,              MO
  INC.

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
COTP BOWIE, LTD.                           TX
CROW ATLANTA DEVELOPMENT-1996,             DE
  INC.
CROW BROKERAGE COMPANY, INC.               MO   MISSOURI                         TRAMMELL CROW BROKERAGE &
                                                                                 MANAGEMENT GROUP
CROW CONSTRUCTION, INC.                    DE   TEXAS                            TCCT-CROW CONSTRUCTION, INC.
CROW-677 DEVELOPMENT CORPORATION           DE
DALLAS/FORT WORTH OFFICE REAL              TX
  ESTATE INVESTMENTS #1 LIMITED
  PARTNERSHIP
DALLAS/FORT WORTH OFFICE REAL              DE
  ESTATE INVESTMENTS, INC.
DALLAS/FORT WORTH REAL ESTATE              TX
  INVESTMENTS #1 LIMITED
  PARTNERSHIP
DALLAS/FORT WORTH REAL ESTATE              DE
  INVESTMENTS, INC.
DEVELOPMENT CORP. OF THE ROCKIES           DE
  II, INC.
DEVELOPMENT CORP. OF THE ROCKIES           DE
  III, INC.
DFW-FOREST AND LBJ, INC.                   DE   TEXAS                            DFW-FOREST AND LBJ I, INC.
DFW-FOREST AND LBJ, L.P.                   TX
ENTERPRISE BUSINESS PARK D-2,              DE
  L.P.
ENVIRONMENTAL ASSET SERVICES,              DE   ARIZONA                          EASI
  INC.
ENVIRONMENTAL ASSET SERVICES,              DE   COUNTY OF LOS ANGELES, CA        EASI
  INC.
ENVIRONMENTAL ASSET SERVICES,              DE   COUNTY OF ORANGE, CA             EASI
  INC.
ENVIRONMENTAL ASSET SERVICES,              DE   COUNTY OF SACRAMENTO, CA         EASI
  INC.
ENVIRONMENTAL ASSET SERVICES,              DE   COUNTY OF SAN BERNARDINO, CA     EASI
  INC.
ENVIRONMENTAL ASSET SERVICES,              DE   COUNTY OF SAN DIEGO, CA          EASI
  INC.
ENVIRONMENTAL ASSET SERVICES,              DE   COUNTY OF SANTA BARBARA, CA      EASI
  INC.
ENVIRONMENTAL ASSET SERVICES,              DE   COUNTY OF VENTURA, CA            EASI
  INC.
EXPO 2 PARTNERS, LTD.                      TX
EXPO LAND, INC.                            DE
EXPO MANAGEMENT I, LLC                     TX
EXPO MANAGEMENT II, L.L.C.                 TX

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
EXPO MANAGEMENT III, LLC                   TX
EXPO PARTNERS I, LTD.                      TX
EXPO PARTNERS II, LTD.                     TX
EXPO PARTNERS III, LTD.                    TX
FAIRWAY PLAZA ASSOCIATES, L.P.             TX
FENTON INDUSTRIAL, INC.                    DE
FREEPORT #1, LP                            TX
FREEPORT #2, LP                            TX
FREESTANDING PROPERTY FUND I,              DE
  L.P.
FREESTANDING REAL ESTATE COMPANY           DE
GATEWAY PLAZA ASSOCIATES L.P.              DE
HENDERSON PASS, LTD.                       TX   TEXAS                            ARBOR PARK
INSTRUMENTAL INVESTMENTS, LTD.             TX
KANSAS CITY REAL ESTATE                    MO   MISSOURI                         TRAMMELL CROW COMPANY
  BROKERAGE, INC.
LOST PINES, LTD.                           TX
MARSH AT BELMEADE PARTNERS, L.P.           TX
MERCURE INDUSTRIAL, L.P.                   TX
MERCURE INVESTMENT GROUP L.L.C.            VA
MESQUITE CORPORATE CENTER LLC              AZ
MID-CONTINENT ACQUISITIONS, INC.           DE
MONTPELIER INVESTORS LLC                   DE
NORTHWOOD GP, LTD.                         TX
NORTHWOOD PROPERTIES, LTD.                 TX
OKC REAL ESTATE INVESTMENTS, INC.          DE
OREGON OFFICE CONSTRUCTION                 OR
  COMPANY
PHYSICIANS PLAZA, LTD.                     TX
PIERRE LACLEDE L.L.C.                      DE
PKD PRIME LLC                              AZ
PRIMEWEST LLC, A TRAMMELL CROW             AZ
  AFFILIATED COMPANY
QUARRY CROSSING, LTD.                      TX   TEXAS                            QUARRY CROSSING
RAVEN CONSTRUCTION, INC.                   DE
SAMAD BTS, INC.                            DE
SL-6 PARTNERS, LTD.                        TX
SMOKESTACK PARTNERS, INC.                  DE

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
STASSNEY HEIGHTS, LTD.                     TX
STM PARTNERS, LTD.                         TX
SUBTIER MARSH AT BELMEADE                  TX
  PARTNERS, L.P.
SUGAR MAGNOLIA L.L.C. F/ K/A               DE   FLORIDA                          AMB-TC SUGAR MAGNOLIA L.L.C.
  AMB-TC OCP FL 2000 L.L.C.
TC ATLANTA, INC.                           DE   GEORGIA                          TRAMMELL CROW COMPANY
TC BOULDER WAREHOUSE LP                    DE
TC CAROLINAS, INC.                         DE
TC CHICAGO BROKERAGE, INC.                 DE   ILLINOIS                         TRAMMELL CROW COMPANY
TC CHICAGO BROKERAGE, INC.                 DE   MINNESOTA                        TRAMMELL CROW COMPANY
TC CHICAGO, INC.                           DE   ILLINOIS                         BUILDING MAINTENANCE XPERTS
TC CHICAGO, INC.                           DE   ILLINOIS                         PIERCE DESIGN & CONSTRUCTION
TC COUNTRY CORNER LIMITED                  DE
  PARTNERSHIP
TC COUNTRY CORNER, INC.                    DE
TC DALLAS/FORT WORTH INVESTMENT            TX
  AND DEVELOPMENT, L.P.
TC DC LAND LP                              DE
TC DENVER, INC.                            DE
TC DETROIT, INC.                           DE
TC DIBAR, LP                               DE
TC GAMECOCK LP                             DE
TC HOUSTON, INC. F/K/A TRAMMELL            DE   COUNTY OF HARRIS, TX             CONCEPT SERVICES
  CROW HOUSTON, INC.
TC HOUSTON, INC. F/K/A TRAMMELL            DE   COUNTY OF HARRIS, TX             THE COMMONS AT DEERBROOK
  CROW HOUSTON, INC.
TC HOUSTON, INC. F/K/A TRAMMELL            DE   TEXAS                            CONCEPT SERVICES
  CROW HOUSTON, INC.
TC INDIANAPOLIS, INC.                      DE
TC KANSAS CITY, INC.                       DE
TC KENTUCKY, INC.                          DE
TC LOGISTICS, INC.                         DE
TC LOUISIANA, INC.                         DE
TC MIDATLANTIC DEVELOPMENT, INC.           DE
TC MIDATLANTIC, INC.                       DE
TC MILWAUKEE, INC.                         DE
TC MONTPELIER DEVELOPMENT LLC              DE
TC MONTPELIER FINANCE, LLC                 DE

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TC NEW ENGLAND BROKERAGE, INC.             DE   CITY OF BOSTON, MA               FALLON HINES & O'CONNOR, A
                                                                                 TRAMMELL CROW COMPANY
TC NEW ENGLAND BROKERAGE, INC.             DE   CITY OF HARTFORD, CT             FALLON HINES & O'CONNOR, A
                                                                                 TRAMMELL CROW COMPANY
TC NEW ENGLAND BROKERAGE, INC.             DE   CITY OF STAMFORD, CT             FALLON HINES & O'CONNOR, A
                                                                                 TRAMMELL CROW COMPANY
TC NEW ENGLAND BROKERAGE, INC.             DE   KENT COUNTY, DE                  FALLON HINES & O'CONNOR, A
                                                                                 TRAMMELL CROW COMPANY
TC NEW ENGLAND BROKERAGE, INC.             DE   MAINE                            FALLON HINES & O'CONNOR, A
                                                                                 TRAMMELL CROW COMPANY
TC NEW ENGLAND, INC. F/ K/A TC             DE   MASSACHUSETTS                    TRAMMELL CROW NEW ENGLAND, INC.
  BOSTON, INC.
TC NEW ENGLAND, INC. F/ K/A TC             DE   NEW HAMPSHIRE                    TRAMMELL CROW NEW ENGLAND, INC.
  BOSTON, INC.
TC NEW MEXICO, INC.                        DE   NEW MEXICO                       TRAMMELL CROW NEW MEXICO, INC.
TC NEW MEXICO, INC.                        DE   TEXAS                            TRAMMELL CROW NEW MEXICO, INC.
TC NORTHEAST METRO, INC.                   DE
TC NORTHERN CALIFORNIA, INC.               DE
TC NW CROSSING DEVELOPMENT, LTD.           TX
TC NW CROSSING VENTURE L.L.C.              DE
TC NW CROSSING, LTD.                       DE
TC OKLAHOMA CITY, INC.                     DE   TEXAS                            TRAMMELL CROW OKLAHOMA CITY, INC.
TC PORTLAND, INC.                          DE   OREGON                           TRAMMELL CROW COMPANY
TC RAVEN CONSTRUCTION COMPANY,             DE
  INC.
TC RENO, INC.                              DE   NEVADA                           TRAMMELL CROW COMPANY
TC SEATTLE, INC.                           DE   WASHINGTON                       TRAMMELL CROW SEATTLE, INC.
TC SOUTHEAST DEVELOPMENT, INC.             DE
TC SPRINGFIELD, LLC                        VA
TC ST. LOUIS, INC.                         DE
TC TENNESSEE, INC.F/K/A TC                 DE   ARKANSAS                         TC TENNESSEE, INC. D/B/A TRAMMELL
  MEMPHIS, INC.                                                                  CROW COMPANY
TC TULSA, INC.                             DE   OKLAHOMA                         TRAMMELL CROW TULSA, INC.
TC WILSONVILLE OFFICE, INC.                DE
TC-MONTPELIER, L.L.C.                      DE

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TC-RIVERSIDE, L.L.C.                       MD
TCC GENERAL AGENCY, INC.                   TX
TCC NNN TRADING, INC.                      DE
TCC NORTH FLORIDA DEVELOPMENT #1,          DE
  INC.
TCC RISK SERVICES, INC.                    DE
TCC-BTS ARVADA OM, INC.                    DE
TCC-BTS ARVADA PET, INC.                   DE
TCC-BTS BROOMFIELD L.L.C.                  DE
TCC-BTS CLEVELAND L.L.C                    DE
TCC-BTS COEUR D'ALENE OM, INC.             DE
TCC-BTS DUNCANVILLE OM, INC.               DE
TCC-BTS EDMOND L.L.C.                      DE
TCC-BTS EDMOND OM, INC.                    DE
TCC-BTS EDMOND-PET L.L.C.                  DE
TCC-BTS FAIRBANKS, L.L.C.                  DE
TCC-BTS GRAND JUNCTION OM, INC.            DE
TCC-BTS GRAND JUNCTION, L.L.C.             DE
TCC-BTS GRANTS PASS, L.L.C.                DE
TCC-BTS LOVELAND OM, INC.                  DE
TCC-BTS OXNARD L.L.C.                      DE
TCC-BTS PONCE L.L.C.                       DE
TCC-BTS SALINAS, L.L.C.                    DE
TCC-BTS SAVANNAH H.V., INC.                DE
TCC-BTS SAVANNAH L.L.C. F/K/A              DE
  TCC-BTS SNELLVILLE L.L.C.
TCC-BTS TUCSON PC, INC.                    DE
TCC-OCP II, LTD.                           FL
TCC-PB I, LTD.                             FL
TCC-PHOENIX, INC.                          DE
TCCNV, INC.                                DE
TCCNV, LP                                  TX
TCCS BROKERAGE VIRGINIA, INC.              DE   VIRGINIA                         TRAMMELL CROW CORPORATE SERVICES,
                                                                                 INC.
TCCT #2, INC.                              DE
TCCT BROADVIEW GP, LTD.                    TX
TCCT DEVELOPMENT #2, INC.                  DE
TCCT DEVELOPMENT, INC.                     DE
TCCT REAL ESTATE, INC. f/ k/a              DE
  TRAMMELL CROW CENTRAL TEXAS,
  INC.

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TCCT SAN ANTONIO INVESTMENTS II,           DE
  INC.
TCCT SAN ANTONIO INVESTMENTS,              DE
  INC.
TCCT-CROW CONSTRUCTION #1 LIMITED          TX   TEXAS                            CROW CONSTRUCTION, LTD.
  PARTNERSHIP
TCDFW #1, INC.                             DE
TCDFW #2, INC.                             DE
TCDFW CENTURY CENTER, L.P.                 TX
TCDFW DESOTO, LP                           TX
TCDFW DEVELOPMENT #1, INC.                 DE
TCDFW DEVELOPMENT, LTD.                    TX
TCDFW FTIC, L.P.                           TX
TCDFW INVESTMENT AND DEVELOPMENT,          DE
  INC. F/K/ A 1996 DFW RETAIL,
  INC.
TCDFW MARSH AT BELMEADE, INC.              DE
TCDFW SUMMIT #1, L.P.                      TX
TCDFW, INC. f/k/a TRAMMELL CROW            DE   COUNTY OF COLLIN, TX             TRAMMELL CROW DALLAS/ FORT WORTH
  DALLAS/FORT WORTH, INC.
TCDFW, INC. f/k/a TRAMMELL CROW            DE   COUNTY OF DALLAS, TX             TRAMMELL CROW DALLAS/ FORT WORTH
  DALLAS/FORT WORTH, INC.
TCDFW, INC. f/k/a TRAMMELL CROW            DE   COUNTY OF DENTON, TX             TRAMMELL CROW DALLAS/ FORT WORTH
  DALLAS/FORT WORTH, INC.
TCDFW, INC. f/k/a TRAMMELL CROW            DE   COUNTY OF LUBBOCK, TX            TRAMMELL CROW DALLAS/ FORT WORTH
  DALLAS/FORT WORTH, INC.
TCDFW, INC. f/k/a TRAMMELL CROW            DE   COUNTY OF TARRANT, TX            TRAMMELL CROW DALLAS/ FORT WORTH
  DALLAS/FORT WORTH, INC.
TCDFW, INC. f/k/a TRAMMELL CROW            DE   ILLINOIS                         TRAMMELL CROW DALLAS/ FORT WORTH
  DALLAS/FORT WORTH, INC.
TCDFW, INC. f/k/a TRAMMELL CROW            DE   TEXAS                            TRAMMELL CROW DALLAS/ FORT WORTH
  DALLAS/FORT WORTH, INC.
TCDFW-COLLINS CROSSING, LTD.               TX
TCH #2, INC.                               DE

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TCMW DEVELOPMENT, INC.                     DE
TCNE-202, INC.                             DE
TCNE-HORIZON, INC., f/k/a                  DE
  TCNE-PHHBTS, INC.
TCNE-NEBC, INC.                            DE
TCNE-USPS, INC.                            DE
TCSE REALTY SERVICES, INC.                 DE
TCVG ASSOCIATES, LP                        DE
TOOLEY & COMPANY, INC.                     CA
TRAMMELL CROW ASSET MANAGEMENT,            DE
  INC.
TRAMMELL CROW ATLANTA                      DE
  DEVELOPMENT, INC.
TRAMMELL CROW AUTOMOTIVE REALTY            DE
  SERVICES, INC.
TRAMMELL CROW BROKERAGE SERVICES,          TX
  LTD.
TRAMMELL CROW BTS, INC.                    DE
TRAMMELL CROW CAPITAL COMPANY II,          DE
  INC.
TRAMMELL CROW CAROLINAS                    DE
  DEVELOPMENT, INC.
TRAMMELL CROW CENTRAL TEXAS                DE
  DEVELOPMENT, INC.
TRAMMELL CROW CENTRAL TEXAS, LTD.          TX   TEXAS                            TRAMMELL CROW CENTRAL TEXAS
TRAMMELL CROW CHICAGO                      DE
  DEVELOPMENT, INC.
TRAMMELL CROW COMPANY--CHILE,              DE
  INC.
TRAMMELL CROW COMPANY--SOUTH               DE
  AMERICAN HOLDINGS, INC.
TRAMMELL CROW COMPANY                      DE   COUNTY OF CLARK, NV              TRAMMELL CROW CONSTRUCTION
  CONSTRUCTION SERVICES, INC.
TRAMMELL CROW COMPANY                      DE   COUNTY OF WASHOE, NV             TRAMMELL CROW CONSTRUCTION
  CONSTRUCTION SERVICES, INC.
TRAMMELL CROW COMPANY, (A                  DE   TEXAS                            TRAMMELL CROW COMPANY (DELAWARE)
  DELAWARE CORPORATION)

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TRAMMELL CROW CONSTRUCTION &               DE
  CONSULTING GROUP, INC.
TRAMMELL CROW CONSTRUCTION-                DE   COUNTY OF CLAYTON, GA            RAVEN CONSTRUCTION
  ATLANTA, INC.
TRAMMELL CROW CONSTRUCTION-                DE   COUNTY OF COBB, GA               RAVEN CONSTRUCTION
  ATLANTA, INC.
TRAMMELL CROW CONSTRUCTION-                DE   COUNTY OF DEKALB, GA             RAVEN CONSTRUCTION
  ATLANTA, INC.
TRAMMELL CROW CONSTRUCTION-                DE   COUNTY OF FULTON, GA             RAVEN CONSTRUCTION
  ATLANTA, INC.
TRAMMELL CROW CONSTRUCTION-                DE   COUNTY OF GWINNETT, GA           RAVEN CONSTRUCTION
  ATLANTA, INC.
TRAMMELL CROW CONSTRUCTION-                DE   COUNTY OF HENRY, GA              RAVEN CONSTRUCTION
  ATLANTA, INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF CAMDEN, NC             TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF CHOWAN, NC             TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF CRAVEN, NC             TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF CURRITUCK, NC          TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF DARE, NC               TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF GATES, NC              TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF HALIFAX, NC            TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF MARTIN, NC             TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF NORTHAMPTON, NC        TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY O F ONSLOW, NC            TRAMMELL CROW CORPORATE SERVICES
  INC.

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF PAMLICO, NC            TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF PASQUOTANK, NC         TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF PERQUIMANS, NC         TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CORPORATE SERVICES,          DE   COUNTY OF PITT, NC               TRAMMELL CROW CORPORATE SERVICES
  INC.
TRAMMELL CROW CUB INVESTMENT,              CO
  L.L.C.
TRAMMELL CROW DALLAS INDUSTRIAL            TX
  DEVELOPMENT LIMITED PARTNERSHIP
TRAMMELL CROW DALLAS INDUSTRIAL            DE   TEXAS                            TRAMMELL CROW DALLAS INDUSTRIAL
  DEVELOPMENT, INC.                                                              DEVELOPMENT
TRAMMELL CROW DALLAS/ FORT WORTH           TX
  BTS #1 LIMITED PARTNERSHIP
TRAMMELL CROW DALLAS/ FORT WORTH           DE
  BTS, INC.
TRAMMELL CROW DALLAS/ FORT WORTH           TX
  REAL ESTATE, LTD.
TRAMMELL CROW DALLAS/ FORT WORTH,          TX
  LTD.
TRAMMELL CROW DENVER DEVELOPMENT,          DE
  INC.
TRAMMELL CROW DENVER, INC.                 DE   COLORADO                         TRAMMELL CROW COMPANY
TRAMMELL CROW DETROIT                      DE
  DEVELOPMENT, INC.
TRAMMELL CROW DEVELOPMENT, INC.            DE
TRAMMELL CROW DFW DEVELOPMENT,             DE
  INC.
TRAMMELL CROW HEALTHCARE                   DE
  SERVICES, INC.
TRAMMELL CROW HIGHER EDUCATION             DE
  SERVICES, INC.
TRAMMELL CROW HOUSTON                      DE
  DEVELOPMENT, INC.
TRAMMELL CROW HOUSTON, LTD.                TX

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TRAMMELL CROW INDIANAPOLIS                 DE
  DEVELOPMENT, INC.
TRAMMELL CROW INDIVIDUAL                   DE
  INVESTMENT FUND 1996, L. P.
TRAMMELL CROW INVESTMENT FUND II,          DE
  L.P.
TRAMMELL CROW INVESTMENT FUND              DE
  III, L.P.
TRAMMELL CROW INVESTMENTS II,              DE
  INC.
TRAMMELL CROW INVESTMENTS III,             DE
  INC.
TRAMMELL CROW KANSAS CITY                  DE
  DEVELOPMENT, INC.
TRAMMELL CROW LOUISIANA                    DE
  CONSTRUCTION, INC.
TRAMMELL CROW MALL MARKETING,              DE   CITY OF COLONIAL HEIGHTS, VA     MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   CITY OF LYNCHBURG, VA            MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   CITY OF COLONIAL HEIGHTS, VA     MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   CITY OF LYNCHBURG, VA            MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF AUGUSTA, VA            MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CAMERON, TX            MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CHATHAM, GA            MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CLEVELAND, NC          MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CUMBERLAND, NC         MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF DEKALB, GA             MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF DURHAM, NC             MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF HENRICO, VA            MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF MECKLENBURG, NC        MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF PITT, NC               MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF ROANOKE, VA            MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF VIGO, IN               MEDIA ADVERTISING & DESIGN
  INC.

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF AUGUSTA, VA            MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CAMERON, TX            MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CHATHAM, GA            MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CLEVELAND, NC          MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF CUMBERLAND, NC         MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF DEKALB, GA             MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF DURHAM, NC             MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF HENRICO, VA            MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF MECKLENBURG, NC        MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF PITT, NC               MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF ROANOKE, VA            MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   COUNTY OF VIGO, IN               MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   FLORIDA                          MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   INDIANA                          MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   MARYLAND                         MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   OHIO                             MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   FLORIDA                          MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   INDIANA                          MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   MARYLAND                         MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   OHIO                             MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   TENNESSEE                        MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   TEXAS                            MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   WEST VIRGINIA                    MAD
  INC.
TRAMMELL CROW MALL MARKETING,              DE   TENNESSEE                        MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   TEXAS                            MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MALL MARKETING,              DE   WEST VIRGINIA                    MEDIA ADVERTISING & DESIGN
  INC.
TRAMMELL CROW MEXICO, INC.                 DE

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TRAMMELL CROW MILWAUKEE                    DE
  DEVELOPMENT, INC.
TRAMMELL CROW NEW ENGLAND                  DE
  DEVELOPMENT, INC
TRAMMELL CROW NORTHEAST METRO              DE
  DEVELOPMENT, INC.
TRAMMELL CROW NORTHERN CALIFORNIA          DE
  DEVELOPMENT, INC.
TRAMMELL CROW NW, INC.                     DE
TRAMMELL CROW OKC DEVELOPMENT,             DE
  INC.
TRAMMELL CROW OPERATIONS, INC.             DE
TRAMMELL CROW REAL ESTATE                  DC
  SERVICES, INC.
TRAMMELL CROW REALTY SERVICES,             DE
  INC.
TRAMMELL CROW REALTY-ATLANTA,              DE
  INC.
TRAMMELL CROW RETAIL SERVICES,             DE
  INC.
TRAMMELL CROW ROCKY MOUNTAIN,              DE
  INC.
TRAMMELL CROW SE, INC.                     DE
TRAMMELL CROW SEATTLE                      DE
  DEVELOPMENT, INC.
TRAMMELL CROW SO. CAL.                     DE
  PROPERTIES, INC.
TRAMMELL CROW SO. CAL. RETAIL              DE
  DEVELOPMENT, INC.
TRAMMELL CROW SO. CAL. RETAIL,             DE
  INC.
TRAMMELL CROW SO. CAL., INC.               DE   COUNTY OF LOS ANGELES, CA        TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.               DE   COUNTY OF ORANGE, CA             TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.               DE   COUNTY OF RIVERSIDE, CA          TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.               DE   COUNTY OF SAN BERNARDINO, CA     TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.               DE   COUNTY OF SAN DIEGO, CA          TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.               DE   COUNTY OF VENTURA, CA            TRAMMELL CROW COMPANY
TRAMMELL CROW SOCAL RETAIL II,             DE
  INC.
TRAMMELL CROW SOCAL RETAIL III,            DE
  INC.

                                    STATE OF
ENTITY NAME                         FORMATION         STATE/COUNTY OF DBA                    DBA NAME
---------------------------------  -----------  -------------------------------  ---------------------------------
TRAMMELL CROW SOUTH FLORIDA                DE
  DEVELOPMENT, INC.
TRAMMELL CROW SUBSIDIARY HOLDING           DE
  COMPANY
TRAMMELL CROW TENNESSEE                    DE
  DEVELOPMENT, INC.
TRAMMELL CROW TULSA DEVELOPMENT,           DE
  INC.
TRAMMELL CROW/ DOPPELT RETAIL              DE
  SERVICES, INC. f/k/a Trammell
  Crow RNM, Inc.
USREA, INC.                                DE
WALSTIB L.P.                               DE
WALSTIB VENTURE L.L.C.                     DE
WEST TECH BUSINESS CENTER, LTD.            TX
WEST TECH GP, INC.                         DE
WESTRIDGE AT GATEWAY PARTNERS,             TX
  L.P.
WETMORE BUSINESS PARK, LTD.                TX
WETMORE GP, LTD.                           TX
WETMORE II GP, INC.                        DE
WETMORE PHASE II, LTD.                     TX